WILLIAMS CAPITAL MANAGEMENT TRUST

PROSPECTUS
WILLIAMS CAPITAL GOVERNMENT MONEY MARKET FUND
WILLIAMS CAPITAL LIQUID ASSETS FUND
Service Shares
Investment Adviser: Williams Capital Management, LLC
     The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
February 26, 2010
(as revised April 9, 2010)

FUND SUMMARY
WILLIAMS CAPITAL GOVERNMENT MONEY MARKET FUND SUMMARY
Investment Objective
     Williams Capital Government Money Market Fund (the “Government Fund”), a series of Williams Capital Management Trust (the “Trust”), seeks to provide its shareholders with a level of current income that is consistent with the goals of preservation of capital and liquidity.
Fees and Expenses of the Fund
     This table describes the fees and expenses that you may pay if you buy and hold Service Shares of the Fund.

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)		None
Maximum Deferred Sales Charge (Load)		None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends		None
Redemption Fee		None
Exchange Fee		None
Maximum Account Fee		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees		0.12%
Distribution and/or Service (12b-1) Fees *		0.30%
Other Expenses **		0.41%
Shareholder Servicing Fee ***	0.25%
Other	0.16%

Total Annual Fund Operating Expenses		0.83%
Fee Waiver and/or Expense Reimbursement****		(0.63%)

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement****		0.20%

*	The Government Fund’s Distribution Plan pursuant to Rule 12b-1 (the “Distribution Plan”) provides for payments at an annual rate of up to 0.30% of the Service Shares’ average daily net assets. Until March 1, 2011, the Board of Trustees of the Trust has agreed not to impose on the Government Fund fees payable under the Distribution Plan.

**	Other Expense are based on estimated amounts for the current fiscal year.

***	The Government Fund’s Shareholder Servicing Plan (the “Service Plan”) provides for payments at an annual rate of up to 0.25% of the Service Shares’ average daily net assets. Until March 1, 2011, the Board of Trustees of the Trust has agreed not to impose on the Government Fund fees payable under the Service Plan.

****	Williams Capital Management, LLC (the “Adviser”) has contractually agreed to cap the Government Fund level operating expenses (Advisory Fees and Other Expenses) of the Service Shares at 0.20% (on an annualized basis) of the Service Shares’ average daily net assets. The Adviser’s contractual agreement to cap the Government Fund level operating expenses of the Service Shares will expire on March 1, 2011. Prior to that date, the Adviser’s agreement to cap operating expenses can only be terminated by the Board of Trustees of the Trust.
Example:
     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of the Fund for the time periods indicated and then redeem all of your Service Shares at the end of those periods. The Example also assumes that your investment has a 5% return and that the Service Shares’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$20	$202	$399	$967

Principal Investment Strategies of the Fund
     The Government Fund invests in cash, U.S. Treasury obligations, senior debt obligations of U.S. Government agencies that carry ratings of Aaa/AAA, and repurchase agreements collateralized by cash, U.S. Treasury obligations, and/or senior debt obligations of U.S. Government agencies that carry ratings of Aaa/AAA.
Principal Risks of Investing in the Fund
     The prices of money market securities owned by the Government Fund generally rise when interest rates fall and fall when interest rates rise. As a result, an increase in interest rates could cause the value of your investment to decline.
     An investment in the Government Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Government Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Government Fund.
Performance Information
     The Service Shares have not yet commenced operations and therefore do not have a performance history. The chart and table reflect the performance of the Government Fund’s Institutional Shares. The Service Shares may have lower annual returns because the Service Shares’ expenses are higher.
     The following bar chart and table demonstrate the risks of investing in the Government Fund by showing changes in the performance of the Government Fund from year to year. The table includes all applicable fees. In June 2008, the Government Fund changed its investment strategy from investing in high-grade money market instruments generally to its current strategy. As a result, the performance for most of the periods indicated below is reflective of the Government Fund’s prior investment strategy. Past performance is not an indication of future performance.
INSTITUTIONAL SHARES

	Institutional Shares
Best Quarter	3Q ‘07	1.33%
Worst Quarter	4Q ‘09	0.01%

			Since Inception
Average Annual Total Returns	One	Three	of the Share Class
For the periods ending 12/31/09	Year	Year	(January 15, 2003)
Government Fund	0.16%	2.57%	2.58%
     As of December 31, 2009, the Institutional Shares 7-day yield was 0.01%. Current yield information for the Institutional Shares is available toll-free by calling (866) WCM-FUND or (212) 461-6500.
Investment Adviser
     The Fund’s investment adviser is Williams Capital Management, LLC.
* * *

     For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please see “Important Additional Information” on page 7 of this prospectus.

WILLIAMS CAPITAL LIQUID ASSETS FUND SUMMARY
Investment Objective
     Williams Capital Liquid Assets Fund (the “Liquid Assets Fund”), a series of Williams Capital Management Trust (the “Trust”), seeks to provide its shareholders with a level of current income that is consistent with the goals of preservation of capital and liquidity.
Fees and Expenses of the Fund
     This table describes the fees and expenses that you may pay if you buy and hold Service Shares of the Fund.

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load)Imposed on Purchases (as a% of offering price)		None
Maximum Deferred Sales Charge (Load)		None
Maximum Sales Charge (Load) Imposed in Reinvested Dividends		None
Redemption Fee		None
Exchange Fee		None
Maximum Account Fee		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees		0.12%
Distribution and/or Service (12b-1) Fees*		0.30%
Other Expenses**		0.70%
Shareholder Servicing Fee***	0.25%
Other	0.45%

Total Annual Fund Operating Expenses		1.12%
Fee Waiver and/or Expense Reimbursement****		(0.92%)

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement****		0.20%

*	The Liquid Assets Fund’s Distribution Plan pursuant to Rule 12b-1 (the “Distribution Plan”) provides for payments at an annual rate of up to 0.30% of the Service Shares’ average daily net assets. Until March 1, 2011, the Board of Trustees of the Trust has agreed not to impose on the Liquid Assets Fund fees payable under the Distribution Plan.

**	Other expenses are based on estimated amounts for the current fiscal year.

***	The Liquid Assets Fund’s Shareholder Servicing Plan (the “Service Plan”) provides for payments at an annual rate of up to 0.25% of the Service Shares’ average daily net assets. Until March 1, 2011, the Board of Trustees of the Trust has agreed not to impose on the Liquid Assets Fund fees payable under the Service Plan.

****	Williams Capital Management, LLC (the “Adviser”) has contractually agreed to cap the Liquid Assets Fund level operating expenses (Advisory Fees and Other Expenses) of the Service Shares at 0.20% (on an annualized basis) of the Service Shares’ average daily net assets. The Adviser’s contractual agreement to cap the Liquid Assets Fund level operating expenses of the Service Shares will expire on March 1, 2011. Prior to that date, the Adviser’s agreement to cap operating expenses can only be terminated by the Board of Trustees of the Trust.
Example:
     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of the Fund for the time periods indicated and then redeem all of your Service Shares at the end of those periods. The Example also assumes that your investment has a 5% return and that the Service Shares’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years
$20	$264

Principal Investment Strategies of the Fund
     The Liquid Assets Fund invests in high-grade money market instruments including, but not limited to, U.S. Government obligations, bank obligations, commercial paper instruments and repurchase agreements. The Fund considers securities in the top credit grades for short-term securities to be high-grade money market instruments. For each rating agency, the top short-term credit grades are defined as P-1 by Moody’s Investors Service and A-1+ and A-1 by Standard & Poor’s.
Principal Risks of Investing in the Fund
     The prices of money market securities owned by the Liquid Assets Fund generally rise when interest rates fall and fall when interest rates rise. As a result, an increase in interest rates could cause the value of your investment to decline.
     An investment in the Liquid Assets Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Liquid Assets Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Liquid Assets Fund.
Performance Information
     The Liquid Assets Fund has not yet commenced operations, therefore no performance information is available.
Investment Adviser
     The Fund’s investment adviser is Williams Capital Management, LLC.
* * *
     For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please see “Important Additional Information” below.
Important Additional Information
Purchase and Sale of Fund Shares
     The minimum initial investment in Service Shares of each Fund is $5,000. There is no minimum subsequent investment.
     Purchase orders and redemption requests are received on any day on which both the New York Stock Exchange (the ‘NYSE”) and the Federal Reserve Bank of New York are open (“Fund Business Day”). You may purchase or redeem shares of a Fund by calling the Adviser at (866) WCM-FUND or (212) 461-6500 or writing to the Adviser at Williams Capital Management Trust, [Name of Fund], 570 Seventh Avenue, Suite 504, New York, New York 10018, or through a financial institution that has entered into an agreement with the Fund or ALPS Distributors, Inc. (the “Distributor”).
Tax Information
     Dividends paid by a Fund out of its net investment income (and net realized short-term capital gain) are taxable to the shareholders of the Fund as ordinary income. Distributions of net long-term capital gains, if any, realized by a Fund are taxable to the shareholders as long-term capital gains.
Payments to Broker/Dealers and Other Financial Intermediaries
     If you purchase shares of a Fund through a broker-dealer or other financial intermediary, the Adviser or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Overview
     Williams Capital Management Trust (the “Trust”) is a mutual fund family that offers different classes of shares in separate funds. The funds have individual investment goals and strategies. This prospectus gives you important information about the Service Shares of the Williams Capital Government Money Market Fund (the “Government Fund”) and the Williams Capital Liquid Assets Fund (previously defined as the “Liquid Assets Fund”, and each a “Fund” and together, the “Funds”) that you should know before investing. Investing in each Fund involves risk, and there is no guarantee that a Fund will achieve its goal. Please read this prospectus and keep it for future reference. The Trust currently offers Institutional Shares of the Government Fund and the Liquid Assets Fund. These other classes of shares are subject to different expenses that affect their performance. For further information about these other classes of shares, please call (866) WCM-FUND or (212) 461-6500.
Money Market Fund Rules
     To be called a money market fund, a mutual fund must operate within strict Federal rules. Designed to help maintain a $1.00 share price, these rules limit money market funds to particular types of securities and strategies. Some of these rules are:
•	Individual securities must have remaining maturities of no more than 397 days.

•	The dollar-weighted average maturity of the fund’s holdings cannot exceed 60 days.

•	All securities must be in the top two credit grades for short-term securities.

•	All securities must be denominated in U.S. dollars.
The Government Fund intends to maintain an AAA rating from one or more Nationally Recognized Statistical Rating Organizations (NRSRO). The Government Fund will comply with guidelines as required by the NRSRO.
The Funds:
     Williams Capital Government Money Market Fund invests in U.S. Treasury obligations, senior debt obligations of U.S. Government agencies that carry ratings of Aaa/AAA, and repurchase agreements collateralized by cash, U.S. Treasury obligations and/or senior debt obligations of U.S. Government agencies that carry ratings of Aaa/AAA.
     Williams Capital Liquid Assets Fund invests in high-grade money market instruments including, but not limited to, U.S. Government obligations, bank obligations, commercial paper instruments and repurchase agreements.

FUND BASICS
Important Definitions
Asset-Backed and Mortgage-Backed Securities: Debt securities that are backed by a pool of assets, usually loans such as installment sale contracts, credit card receivables or mortgages.
Commercial Paper: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.
Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.
Repurchase Agreement: A type of short-term investment. A dealer sells securities to the Fund and agrees to buy them back on a predetermined date and at a predetermined price. In effect, the dealer is borrowing the Fund’s money for a short time, using the securities as collateral.
Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.
Dollar Weighted Average Maturity: The average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund’s portfolio must redeem the principal amount of the debt. “Dollar weighted” means the larger the dollar value of a debt security in the Fund, the more weight it gets in calculating this average.
Zero-Coupon Bonds: A bond with no periodic interest payments which is sold at a discount from the face value of the bond.
Master Notes: Master notes are unsecured obligations that are redeemable upon demand.
Investment Details
Government Fund
     The Government Fund seeks to provide its shareholders with a level of current income that is consistent with the goals of preservation of capital and liquidity.
     The Government Fund invests in U.S. Treasury obligations, senior debt obligations of U.S. Government agencies that carry ratings of Aaa/AAA, and repurchase agreements collateralized by cash, U.S. Treasury obligations and/or senior debt obligations of U.S. Government agencies that carry ratings of Aaa/AAA.
     Obligations held by the Government Fund will be “eligible securities” as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), which regulates money market mutual funds.
     The Government Fund may invest in repurchase agreements collateralized by cash, U.S. Treasury obligations and/or senior debt obligations of U.S. Government agencies that carry ratings of Aaa/AAA with banks and broker-dealers. Repurchase agreements are arrangements in which banks and broker-dealers sell securities to the Government Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. These transactions must be fully collateralized at all times.
     The Government Fund may invest in variable and floating rate instruments of the U.S. Government or its agencies that ultimately mature in more than 397 days.
Liquid Assets Fund
     The Liquid Assets Fund seeks to provide its shareholders with a level of current income that is consistent with the goals of preservation of capital and liquidity.
     The Liquid Assets Fund invests in a broad range of money market instruments including, but not limited to, U.S. Government obligations, bank obligations, commercial paper instruments and repurchase agreements. Obligations held by the Liquid Assets Fund will be “eligible securities” as defined in Rule 2a-7 under the 1940 Act, which regulates money market mutual funds.

     The Liquid Assets Fund will invest only in high-quality money market instruments including, but not limited to, commercial paper, master notes, asset-backed and mortgage-backed securities, and other short-term corporate instruments that are either rated in the highest short-term rating category (as well as graded within the category) by one or more nationally-recognized statistical rating organizations or are of comparable quality to securities having such ratings. Additionally, the Liquid Assets Fund may purchase securities issued or guaranteed as to principal or interest by the U.S. Government or any of its agencies.
     Although not a principal investment strategy, the Liquid Assets Fund may invest in asset-backed or mortgage-backed securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets such as motor vehicle receivables, credit card receivables, mortgages, or other assets.
     The Liquid Assets Fund may invest in variable and floating rate instruments of the U.S. Government or its agencies that ultimately mature in more than 397 days.
     The Liquid Assets Fund may invest in repurchase agreements with banks and broker-dealers. Repurchase agreements are arrangements in which banks and broker-dealers sell securities to the Liquid Assets Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. These transactions must be fully collateralized at all times.
     The Liquid Assets Fund may, when deemed appropriate, invest in high-quality, short-term municipal obligations that carry yields that are competitive with those of other types of money-market instruments in which the Liquid Assets Fund may invest.

     The Adviser measures credit risk at the time it buys securities, using independent ratings and its own credit analysis. If a security’s credit risk changes, the Adviser will decide what to do with the security pursuant to procedures adopted by the Board of Trustees of the Trust.
     Investment objectives and investment policies or practices of each Fund that are not designated as fundamental may be changed by the Trust’s Board of Trustees without shareholder approval. Each Fund’s additional fundamental and non-fundamental investment policies are described in the Statement of Additional Information (“SAI”). Additionally, a description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ combined SAI.
Risks and Other Considerations
     An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
     All money market instruments, including U.S. Treasury and U.S. Government agency obligations, may change in value in response to changes in interest rates. The prices of money market securities owned by a Fund generally rise when interest rates fall and fall when interest rates rise. As a result, an increase in interest rates could cause the value of your investment to decline.
     In addition to the risk of interest rate change discussed above, other risks could affect performance of the Funds such as:
–	The Adviser could select investments that underperform investments of other comparable funds;

–	An issuer of a security held by either Fund could default on its obligation to repay interest or principal;

–	The counterparty to a repurchase agreement or other transaction could default on its obligations;

–	Investing in floating or variable rate securities instead of fixed rate obligations diminishes the potential for capital appreciation as interest rates decrease;

–	The Liquid Assets Fund may lose interest income if an issuer exercises its right to pay principal on a mortgage-backed or asset-backed security earlier than expected;

–	Over time, the real value of each Fund’s yield may be eroded by inflation; and

–	Large redemptions by one or more major shareholders could make it more difficult for a Fund to meet other redemption requests, maintain the liquidity level of a Fund’s portfolio and maintain a stable $1.00 per share net asset value.

Valuing Shares
     A mutual fund is a pool of investors’ money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. The net asset value (“NAV”) is the value of everything a Fund owns, minus everything it owes, divided by the number of the Fund’s shares held by shareholders. If a mutual fund has a portfolio worth $5 million dollars and has 5 million shares outstanding, the NAV per share is $1.00. When you buy Service Shares you pay the NAV per share. Although each Fund seeks to maintain a NAV of $1.00 per share by valuing its portfolio of securities using the amortized cost method and complying with Rule 2a-7 under the 1940 Act, there is no guarantee it will be able to do so.
     NAV is calculated separately for each class of shares of each Fund as of 5:00 p.m. Eastern time on each Fund Business Day. Shares will not be priced on days when either the NYSE or the Federal Reserve Bank of New York is closed.
     Currently, each Fund offers only Institutional Shares. Service Shares are described in this Prospectus.
Market Timing
     Market timing is an investment technique involving frequent short-term trading of mutual fund shares designed to exploit market movements or inefficiencies in the way a mutual fund prices its shares. The Board of Trustees has evaluated the risks of market timing activities by each Fund’s shareholders and has determined that due to (i) each Fund’s use of the amortized cost methodology of maintaining each Fund’s NAV at $1.00 each day, (ii) the nature of each Fund’s portfolio holdings, and (iii) the nature of each Fund’s shareholders, it is unlikely that (a) market timing would be attempted by each Fund’s shareholders or (b) any attempts to market time each Fund by shareholders would result in negative impact to the Fund or its shareholders. As result, the Board of Trustees has not adopted a market timing policy for the Funds.
     The Trust does not have any arrangements with any person or entity to permit frequent purchases and redemptions of Fund shares.
Disclosure of Portfolio Holdings
     A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ combined SAI.
     Management Fees: Fees paid to the Adviser for portfolio management services.
     Distribution Fees: A method of charging distribution-related expenses against Fund assets.
     Shareholder Servicing Fees: Fees that are paid to the Adviser and/or its affiliates for shareholder account service and maintenance.
     Other Expenses: Include administration, transfer agency and custody expenses, professional fees and registration fees.
SHAREHOLDER INFORMATION
     This section describes how to do business with the Funds.
How to Reach the Funds

By Telephone:	(866) WCM-FUND
By Mail:	Williams Capital Management Trust
[Name of Fund]
570 Seventh Avenue, Suite 504
New York, NY 10018

Proper Form. A purchase order or a redemption request is in “proper form” upon receipt of Federal funds and when all required documents are properly completed, signed and received by the Funds. Additionally, when completing a new account application, you will be required to supply the Funds with information such as your tax identification number, that will assist the Funds in verifying your identity, as required by Federal law. If you are unable to provide sufficient information to verify your identity, the Funds will not open an account for you. As required by law, the Funds may employ various procedures, such as comparing your information to fraud databases or requesting additional information and documentation from you, to ensure that the information supplied by you is correct.
Buying Shares
     Shares of each Fund are sold at the NAV (generally $1.00) next determined after receipt of a purchase order in “proper form.” Purchase offers are received on any Fund Business Day. Each Fund does not determine its NAV, and purchase orders are not received, on the days those institutions observe the following holidays: New Year’s Day, Martin Luther King, Jr.’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran’s Day, Thanksgiving Day and Christmas Day.
     Methods for Purchasing Shares
     You may purchase shares of the Funds by the following methods:

•	By Telephone: You may call the Adviser at (866) WCM-FUND or (212) 461-6500 or UMB Fund Services, Inc., the Fund’s transfer agent (the “Transfer Agent”), at (800) 785-7150, to request an account application form to open an account. Once the account application form has been signed, completed and has been received by the Adviser, an initial purchase may be made by check or wire. Subsequent purchases may then be requested by telephone. If the Adviser receives a completed purchase order, in proper form before 5:00 p.m. Eastern time (the “Cut-Off Time”), you will begin to earn dividends the same Fund Business Day. If the NYSE closes early or the Securities Industry and Financial Markets Association (SIFMA) recommends that the government securities markets close early, a Fund may advance the time at which the Adviser must receive notification of orders for purposes of determining eligibility for dividends on that day. For information on additional purchase options, please contact the Adviser at (866) WCM-FUND or (212) 461-6500 or the Transfer Agent at (800) 785-7150.

Investors who place orders after the Cut-Off Time become entitled to dividends on the following Fund Business Day.

•	Through a Financial Institution: You may purchase shares through a broker-dealer, financial adviser, financial institution or other service provider (each, an “Institution”) that has entered into an agreement with the Funds or ALPS Distributors, Inc. (the “Distributor”) to purchase Service Shares.

•	By Wire: To purchase shares of the Fund by Federal Reserve wire, call the Adviser at (866) WCM-FUND or (212) 461-6500 or the Transfer Agent at (800) 785-7150. If the Adviser receives a completed account application in proper form before the Cut-Off Time, you will begin to earn dividends the same Fund Business Day. If the NYSE closes early or SIFMA recommends that the government securities markets close early, a Fund may advance the time at which the Adviser must receive notification of orders for purposes of determining eligibility for dividends on that day. For information on additional purchase options, please contact the Adviser at (866) WCM-FUND or (212) 461-6500 or the Transfer Agent at (800) 785-7150.

Investors who place orders after the Cut-Off Time become entitled to dividends on the following Fund Business Day.
     The following procedure will help assure prompt receipt of your Federal Reserve wire:
     A. Telephone the Adviser toll free at (866) WCM-FUND or (212) 461-6500 or the Transfer Agent at (800) 785-7150 and provide the following information:
•	Your name

•	Address

•	Telephone number

•	Taxpayer ID number

•	Name of Fund

•	The amount being wired

•	The identity of the bank wiring funds
You will then be provided with a Fund account number. (Investors with existing accounts must also notify the Adviser or Transfer Agent before wiring funds.)
     B. Instruct your bank to wire the specified amount to the Fund as follows:
The Bank of New York Mellon Account Name: [Name of Fund] Account Number: 8900587962 ABA Number: 021-000-018 Ref: [Shareholder Name and Account Number]
     To protect each Fund’s performance and shareholders, the Adviser discourages frequent trading in response to short-term fluctuations. Each Fund reserves the right to refuse any investment that, in its sole discretion, would disrupt the Fund’s management.
     The Funds and the Adviser each reserves the right to reject any purchase order for any reason.
     Share Certificates
     The Transfer Agent maintains a share account for each shareholder. The Funds do not issue share certificates.
     Account Statements
     Monthly account statements are sent to investors to report transactions such as purchases and redemptions as well as dividends paid during the month. When share purchases are effected through an Institution, confirmations of the share purchases and monthly account statements will be sent to the Institution involved.
     Minimum Investment Required
     The minimum initial investment in Service Shares of each Fund is $5,000. There is no minimum subsequent investment. The Adviser reserves the right to waive the minimum investment requirement.
     Due to the cost to the Funds of maintaining smaller accounts, the Funds reserve the right to redeem, upon 60 days’ written notice, all shares in an account with an aggregate NAV of less than $5,000 unless an investment is made to restore the minimum value.
     Shares Held Through Institutions
     If shares are purchased through an Institution, the Institution (or its nominees) will normally be the holder of record of Fund shares acting on behalf of its customers and will reflect its customer’s beneficial ownership of shares in the account statements provided by it to its customers.
Selling Shares
     You may redeem your shares without charge at the NAV next determined after a Fund receives your redemption request in proper form. Each Fund will pay the proceeds of the withdrawal either in Federal funds or in securities (“in-kind”) at the discretion of the Adviser, normally on the same Fund Business Day as the withdrawal if the redemption order is received prior to the 5:00 p.m. Eastern time NAV calculation and on the next Fund Business Day after the withdrawal if the redemption order is received after the 5:00 p.m. Eastern time NAV calculation, but in any event no more than seven days after the withdrawal. A Fund may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as fifteen days. The right of any shareholder to receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.

     Each Fund reserves the right to make payment in-kind rather than in cash for amounts redeemed by a shareholder in any 90-day period in excess of $250,000 or 1% of the Fund’s net asset value, whichever is less. If a Fund deems it advisable for the benefit of all shareholders, redemptions in-kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you might have to pay brokerage charges.
     Methods for Selling Shares
     You may sell shares of a Fund by the following methods:
–	By Telephone: You may redeem your shares by telephoning the Adviser at (866) WCM-FUND or (212) 461-6500 or the Transfer Agent at (800) 785-7150. You must provide the Adviser or Transfer Agent with your account number, the name of the Fund and the exact name in which the shares are registered. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, the Adviser will follow reasonable procedures to confirm that such instructions are genuine. If such procedures are followed, neither the Adviser, the Transfer Agent nor a Fund will be liable for any losses due to unauthorized or fraudulent redemption requests.

In times of drastic economic or market changes, it may be difficult to make redemptions by telephone. If a shareholder cannot reach the Adviser or Transfer Agent by telephone, redemption requests may be mailed or hand-delivered to the Adviser or Transfer Agent.

–	Written Requests Redemption requests may be made by writing to:
Williams Capital Management Trust [Name of Fund] 570 Seventh Avenue, Suite 504 New York, NY 10018
Written requests must be in proper form. You will need to provide the exact name in which the shares are registered, the Fund name, account number, and the share or dollar amount requested.

Any instruction to change the shareholder’s record name or address, a designated bank account, the dividend election, or the telephone redemption or other option elected on an account requires a written request from the shareholder.
     If a Fund receives your redemption request in proper form before 5:00 p.m. Eastern time, the Fund will normally wire payment to you on the same Fund Business Day. If the NYSE closes early or SIFMA recommends that the government securities markets close early, the Fund may advance the time at which the Adviser or Transfer Agent must receive your redemption request. If your redemption request is received in proper form after 5:00 p.m. Eastern time, payment is normally wired the next Fund Business Day.
     The Adviser and the Transfer Agent may request additional documentation to establish that a redemption request has been authorized, and that proper documentation has been submitted to a Fund.
     Each Fund may temporarily stop redeeming shares if trading on the NYSE is restricted, an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or the Securities and Exchange Commission orders the Fund to suspend redemptions.
Distribution Arrangements
     Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act (the “Distribution Plan”) under which a Fund may compensate its distributor for services in connection with the distribution of Service Shares of a Fund. The Distribution Plan calls for payments at an annual rate of up to 0.30% of the Service Shares’ average daily net assets. Until March 1, 2011, each Fund will not make any payments under the Distribution Plan. Each Fund has also adopted a Shareholder Servicing Plan under which a Fund may compensate its shareholder servicing agents, which may include the Adviser, for services provided to shareholders of Service Shares. The Shareholder Servicing Plan calls for payments at an annual rate of up to 0.25% of the Service Shares’ average daily net assets. These fees are paid out of each Fund’s assets on an ongoing basis. These fees will increase the cost of your investment. Until March 1, 2011, the Funds will not make any payments under the Service Plan.

Dividends, Capital Gains and Taxation
     Dividends
     Dividends are declared daily and paid monthly by a Fund out of its net investment income, following the close of the last Fund Business Day of each month. Purchase orders received in proper form before 5:00 p.m. Eastern time begin earning dividends that day. If the NYSE closes early or SIFMA recommends that the government securities markets close early, the Fund may advance the time at which the Adviser or Transfer Agent must receive notification of orders for purposes of determining eligibility for dividends on that day. Dividends are automatically reinvested on payment dates in additional shares of a Fund unless cash payments are requested by contacting the Fund. The election to reinvest dividends and distributions or receive them in cash may be changed at any time upon written notice to the Fund. The Federal income tax treatment of dividends and other distributions does not change depending on whether they are received in cash or reinvested in shares of the Fund. If no election is made, all dividends and distributions will be reinvested.
     Capital Gains Distributions
     Net realized short-term capital gain, if any, will be distributed whenever the Trustees determine that such distributions would be in the best interest of the shareholders, which will be at least once per year. Each Fund does not anticipate that it will realize any long-term capital gains, but should they occur, they also will be distributed at least once every 12 months.
     Taxation
     Dividends paid by a Fund out of its net investment income and net realized short-term capital gains generally are taxable to the shareholders of the Fund as ordinary income. Distributions of net long-term capital gain, if any, realized by a Fund are taxable to the shareholders as long-term capital gains, regardless of the length of time the shareholder may have held shares in the Fund at the time of distribution. The tax rate on certain dividend income and long-term capital gains applicable to individuals has been reduced for taxable years beginning before 2011. However, to the extent a Fund’s distributions are derived from income on short-term debt securities and short-term capital gains, the Fund’s distributions will not be eligible for this reduced dividend tax rate.
     Distributions are subject to Federal income tax when they are paid, whether received in cash or reinvested in shares of the Fund. Distributions declared in October, November or December and paid in January, however, are taxable as if paid on December 31st.
     If you redeem Fund shares you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax.

     If you are neither a tax resident nor a citizen of the U.S. or if you are a foreign entity, a Fund’s ordinary income dividends (which may include distributions of net short-term capital gain) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, for taxable years of a Fund beginning before January 1, 2010, certain distributions designated by the Fund as either interest-related dividends or short term capital gain dividends and paid to a foreign shareholder would be eligible for an exemption from U.S. withholding tax. It cannot be predicted whether the Fund will make these designations.
     The Funds are required by Federal law to withhold 28% of reportable payments (which may include dividends and capital gain distributions) paid to a non-corporate shareholder unless that shareholder certifies in writing that the social security number or other taxpayer identification number provided is correct and that the shareholder is not subject to backup withholding for prior underreporting to the Internal Revenue Service.
     Dividends of ordinary income and distributions of capital gains may also be subject to state and local taxes.
     Some states and localities do not tax dividends paid on shares of a Fund that are attributable to interest from U.S. Government obligations (but may not exempt interest earned on repurchase agreements secured by such obligations).
     Reports containing appropriate information with respect to the Federal income tax status of dividends, distributions and redemptions, including the proportions attributable to capital gains and interest on U.S. Government obligations, paid during the year by a Fund will be mailed to shareholders shortly after the close of each calendar year.
     The foregoing is only a summary of some of the tax considerations generally affecting a Fund and its shareholders. The SAI contains a more detailed discussion. Because other Federal, state or local considerations may apply, investors are urged to consult their tax advisors.
FUND MANAGEMENT
Board of Trustees
     The business of the Trust and the Funds is managed under the direction of the Board of Trustees. The Board formulates the general policies of the Funds and meets regularly to review each Fund’s performance, monitor its investment activities and practices, and review other matters affecting the Funds and the Trust. Additional information regarding the Trustees, as well as the Trust’s executive officers, may be found in the SAI under the heading “Management of the Funds.” The Trust’s Board of Trustees is comprised of Christopher J. Williams, Desmond G. FitzGerald, Brian J. Heidtke and John E. Hull.
The Adviser
     Williams Capital Management, LLC serves as the Adviser to the Funds pursuant to an investment advisory agreement with the Trust. The Adviser’s address is 570 Seventh Avenue, Suite 504, New York, New York 10018. Subject to the general control of the Trust’s Board of Trustees, the Adviser manages the Funds, including the purchase, retention and disposition of its securities and other assets. The Adviser is a limited liability company organized under the laws of the State of Delaware on January 31, 2002, and is a registered investment adviser under the Investment Advisers Act of 1940. The Adviser focuses on short-term fixed income investment strategies and as of January 31, 2010 had approximately $2,177 million in assets under management. The Adviser is wholly-owned by The Williams Capital Group L.P., a Delaware limited partnership.
     Christopher J. Williams is Chairman and Chief Executive Officer of the Adviser and holds a controlling interest in The Williams Capital Group, L.P. Dail St. Claire is the Managing Director of the Adviser and President of the Trust. Shayna Malnak is Sr. Credit Analyst of the Funds and the Adviser. She is also the Chief Compliance Officer of the Funds and the Adviser. Jeff Paul is Portfolio Manager of the Adviser and Lead Portfolio Manager of the Funds. Steven Traum and Cynthia Plouché are Senior Portfolio Managers of the Adviser.
     For its services, the Adviser is entitled to receive a fee at an annual rate equal to 0.12% of each Fund’s average daily net assets. The Adviser has contractually agreed to waive its fee and/or reimburse the Service Shares’ expenses to the extent necessary to maintain the Service Shares’ fund level operating expenses for each Fund at 0.45% of the Service Shares’ average daily net assets (the “Expense Limitation”). The Expense Limitation will expire on March 1, 2011.

     The Adviser may make payments, out of the Adviser’s own assets, for distribution and/or administration services related to the Funds, to broker-dealers, financial intermediaries, record keepers and other service providers. For the year ended October 31, 2009, the Adviser paid $145,794 for such services for the Government Fund.
     For a discussion of the basis of the Trustees’ approval of the Government Funds’ investment advisory agreement, please see the Government Fund’s semi-annual shareholder report for the fiscal period ended April 30, 2009. If the Liquid Assets Fund commences operations, a discussion of the basis of the Trustees’ approval of the Liquid Assets Fund’s investment advisory agreement will be included in the Trusts’ semi-annual shareholder report for the period ended April 30, 2010.
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE SAI AND EACH FUND’S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF THE FUND’S SHARES, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE FUNDS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.
FINANCIAL HIGHLIGHTS
     Financial Highlights for the Service Shares has been omitted because the Service Shares have not commenced investment operations as of the date of this Prospectus.

NOTICE OF PRIVACY POLICY AND PRACTICES
Commitment to Shareholder Privacy
     Williams Capital Management Trust (the “Trust”) recognizes and respects the privacy expectations of each of our shareholders. We believe the confidentiality and protection of shareholder information is one of our fundamental responsibilities. New technologies have dramatically changed the way information is gathered and used, but our continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Trust.
Collection and Disclosure of Shareholder Information
     The Trust collects, retains and uses shareholder information only where we reasonably believe it would be useful to the shareholder and allowed by law. We only use such information to enhance, evaluate or modify a shareholder’s relationship with the Trust — to administer shareholder accounts, or to identify specific financial needs and to provide shareholders with information about the Trust and related products and services. We do not sell personal information about shareholders to third parties for their independent use.
     Shareholder information collected by, or on behalf, of the Trust generally comes from the following sources:
•	account applications, other required forms, correspondence, written or electronic, or telephone contacts with shareholders or shareholders inquiring about the Trust;

•	transaction history of a shareholder’s account; or

•	third parties.
     We may disclose shareholder information to third parties that are not affiliated with the Trust:
•	as permitted by law, for example to service providers who maintain or service shareholder accounts for the Fund or to a shareholder’s broker or agent; or

•	to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.
Security of Shareholder Information
     We require service providers to the Fund:
•	to maintain policies and procedures designed to assure only appropriate access to information about shareholders of the Fund;

•	to limit the use of information about shareholders of the Fund to the purposes for which the information was disclosed or as otherwise permitted by law; and

•	to maintain physical, electronic and procedural safeguards that comply with Federal standards to guard nonpublic personal information of shareholders of the Fund.
THIS IS NOT PART OF THE PROSPECTUS.

     For more information about the Funds:
     The Funds’ SAI includes additional information about the Funds and is incorporated by reference into this document. Additional information about the Funds’ investments is available in each Fund’s annual and semi-annual reports. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected that Fund’s performance during its last fiscal year.
     The SAI and the Funds’ annual and semi-annual reports are available, without charge, upon request by calling (866) WCM-FUND or (212) 461-6500.
     Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 942-8090. Reports and other information about the Funds are available free of charge on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov; copies of this information also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.
Dail St. Claire, President
Williams Capital Government Money Market Fund
Williams Capital Liquid Assets Fund
Williams Capital Management Trust
570 Seventh Avenue, Suite 504
New York, NY 10018
     Investment Company Act File Number is 811-21186.